-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): January 15, 2003


     Bear Stearns Asset Backed Funding Inc. (as depositor under the Sales and Servicing Agreement, dated as of December 12, 2002, providing for, inter alia, the issuance of Whole Auto Loan Trust 2002-1)


                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Whole Auto Loan Trust 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended.

     The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On January 15, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on January 15, 2003 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein



Date:  January 21, 2003              By: /s/ Kevin Crombie
                                        -----------------------------
                                            Kevin Crombie
                                            Assistant Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                January 15, 2003


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL               PRIOR                                                                        CURRENT
               FACE                  PRINCIPAL                                                                   PRINCIPAL
   CLASS       VALUE                 BALANCE         PRINCIPAL        INTEREST              TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        850,000,000.00       738,616,728.73    106,462,139.18           874,029.80        107,336,168.98        632,154,589.55
A2        956,875,000.00       956,875,000.00              0.00         1,499,104.17          1,499,104.17        956,875,000.00
A3        634,550,000.00       634,550,000.00              0.00         1,374,858.33          1,374,858.33        634,550,000.00
A4        353,212,000.00       353,212,000.00              0.00           894,803.73            894,803.73        353,212,000.00
B          72,777,000.00        72,777,000.00              0.00           176,484.23            176,484.23         72,777,000.00
C          29,110,000.00        29,110,000.00              0.00           104,068.25            104,068.25         29,110,000.00
D          72,777,000.00        72,777,000.00              0.00           363,885.00            363,885.00         72,777,000.00
CERT                0.00                 0.00              0.00                 0.00                  0.00                  0.00
TOTALS  2,969,301,000.00     2,857,917,728.73    106,462,139.18         5,287,233.51        111,749,372.69      2,751,455,589.55
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       PRIOR                                                                  CURRENT
                       PRINCIPAL                                                              PRINCIPAL                 PASS-THRU
CLASS     CUSIP        FACTOR             PRINCIPAL        INTEREST          TOTAL            FACTOR       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1        96683MAA1     868.96085733    125.24957551    1.02827035     126.27784586          743.71128182      A1       1.420000 %
A2        96683MAB9   1,000.00000000      0.00000000    1.56666667       1.56666667        1,000.00000000      A2       1.880000 %
A3        96683MAC7   1,000.00000000      0.00000000    2.16666666       2.16666666        1,000.00000000      A3       2.600000 %
A4        96683MAD5   1,000.00000000      0.00000000    2.53333332       2.53333332        1,000.00000000      A4       3.040000 %
B         96683MAE3   1,000.00000000      0.00000000    2.42500007       2.42500007        1,000.00000000      B        2.910000 %
C         96683MAF0   1,000.00000000      0.00000000    3.57500000       3.57500000        1,000.00000000      C        4.290000 %
D         96683MAG8   1,000.00000000      0.00000000    5.00000000       5.00000000        1,000.00000000      D        6.000000 %
TOTALS                  962.48838657     35.85427654    1.78063238      37.63490892          926.63411003
---------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Joshua Goldberg
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5416
                              Fax: (212) 623-5932
                      Email: Joshua.Goldberg@JPMChase.com
             ------------------------------------------------------

      RECEIVABLES
                              Beginning Receivables Balance                                             2,899,576,800.59
                              Ending Receivables Balance                                                2,799,170,690.15
                              Beginning Number of Contracts                                                      181,716
                              Ending Number of Contracts                                                         178,815

      COLLECTIONS
                              Interest:
                              Interest Collections                                                         14,017,643.34
                              Reinvestment Income                                                              47,016.22
                              Repurchased Loan Proceeds Related to Interest                                       444.94
                              Total Interest Collections                                                   14,065,104.50

                              Principal:
                              Principal Collections                                                        69,309,996.78
                              Prepayments in Full                                                          30,574,263.29
                              Repurchased Loan Proceeds Related to Principal                                   50,356.63
                              Total Principal Collections                                                  99,934,616.70

                              Recoveries and Liquidation Proceeds                                             214,571.77

                              Total Collections                                                           114,214,292.97

                              Principal Losses for Collection Period                                          471,493.74

      DISTRIBUTIONS
      Fees:
                              Receivable Servicers                                                          2,416,314.00
                              Data Administration and Reporting Fees:                                          48,326.28
                              Other Fees:                                                                         280.00
                              Total Fees:                                                                   2,464,920.28

      Interest Distribution Amounts
                              Interest Due - Class A-1                                                        874,029.80
                              Interest Paid - Class A-1                                                       874,029.80
                              Shortfall - Class A-1                                                                 0.00
                              Carryover Shortfall - Class A-1                                                       0.00
                              Change in Carryover Shortfall - Class A-1                                             0.00

                              Interest Due - Class A-2                                                      1,499,104.17
                              Interest Paid - Class A-2                                                     1,499,104.17
                              Shortfall - Class A-2                                                                 0.00
                              Carryover Shortfall - Class A-2                                                       0.00
                              Change in Carryover Shortfall - Class A-2                                             0.00

                              Interest Due - Class A-3                                                      1,374,858.33
                              Interest Paid - Class A-3                                                     1,374,858.33
                              Shortfall - Class A-3                                                                 0.00
                              Carryover Shortfall - Class A-3                                                       0.00
                              Change in Carryover Shortfall - Class A-3                                             0.00

                              Interest Due - Class A-4                                                        894,803.73
                              Interest Paid - Class A-4                                                       894,803.73
                              Shortfall - Class A-4                                                                 0.00
                              Carryover Shortfall - Class A-4                                                       0.00
                              Change in Carryover Shortfall - Class A-4                                             0.00

                              Interest Due - Class B                                                          176,484.23
                              Interest Paid - Class B                                                         176,484.23
                              Shortfall - Class B                                                                   0.00
                              Carryover Shortfall - Class B                                                         0.00
                              Change in Carryover Shortfall - Class B                                               0.00

                              Interest Due - Class C                                                          104,068.25
                              Interest Paid - Class C                                                         104,068.25
                              Shortfall - Class C                                                                   0.00
                              Carryover Shortfall - Class C                                                         0.00
                              Change in Carryover Shortfall - Class C                                               0.00

                              Interest Due - Class D                                                          363,885.00
                              Interest Paid - Class D                                                         363,885.00
                              Shortfall - Class D                                                                   0.00
                              Carryover Shortfall - Class D                                                         0.00
                              Change in Carryover Shortfall - Class D                                               0.00

                              Interest Due - Total                                                          5,287,233.51
                              Interest Paid - Total                                                         5,287,233.51
                              Shortfall - Total                                                                     0.00
                              Carryover Shortfall - Total                                                           0.00
                              Change in Carryover Shortfall - Total                                                 0.00

      Principal Allocations
                              First Allocation of Principal                                                         0.00
                              Second Allocation of Principal                                               37,205,142.42
                              Third Allocation of Principal                                                29,110,000.00
                              Regular Principal Allocation                                                 40,146,996.76
                              Total Principal Allocations                                                 106,462,139.18

      Principal Distribution Amounts
                              Principal Distribution - Class A-1                                          106,462,139.18
                              Principal Distribution - Class A-2                                                    0.00
                              Principal Distribution - Class A-3                                                    0.00
                              Principal Distribution - Class A-4                                                    0.00
                              Principal Distribution - Class B                                                      0.00
                              Principal Distribution - Class C                                                      0.00
                              Principal Distribution - Class D                                                      0.00

                              Certificate Distribution                                                              0.00

      Total Distribution                                                                                  114,214,292.97

      PORTFOLIO INFORMATION
                              Weighted Average Coupon                                                             6.44 %
                              Weighted Average Original Term (months)                                              57.43
                              Weighted Average Remaining Term                                                      42.59
                              Weighted Average Age (months)                                                        14.98
                              Remaining Number of Receivables                                                    178,815
                              Portfolio Receivable Balance (end of period)                              2,799,170,690.15
                                                    Discount Receivables                                1,463,370,906.26
                                                    Non-Discount Receivables                            1,255,454,680.05
                              Adjusted Portfolio Receivable Balance (end of period)                     2,718,825,586.31

      OVERCOLLATERALIZATION INFORMATION
                              Overcollateralization Amount                                                -32,630,003.24
                              Target Level of Overcollateralization                                        38,063,558.21

      NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                              Total Principal Losses for Collection Period                                    471,493.74
                              Recoveries and Liquidation Proceeds                                             214,571.77
                              Net Losses for Collection Period                                                256,921.97
                              Net Loss Rate for Collection Period(annualized)                                   0.1063 %

                              Cumulative Net Losses for all Periods($)                                        294,936.46
                              Cumulative Net Losses for all Periods(% of original portfolio)                    0.0098 %


                              Delinquent Receivables
                              Number of Contracts
                              31 - 60 Days Delinquent                                                              2,534
                              61 - 90 Days Delinquent                                                                311
                              91 - 120 Days Delinquent                                                                39
                              Over 120 Days Delinquent                                                               139
                              Sub Total                                                                            3,023
                              Repossesions (# of vehicles)                                                           141
                              Total Number of Delinquencies and Repossesions                                       3,164

                              $ Amount of Delinquency
                              31 - 60 Days Delinquent                                                      39,154,293.16
                              61 - 90 Days Delinquent                                                       4,814,801.86
                              91 - 120 Days Delinquent                                                        676,504.59
                              Over 120 Days Delinquent                                                      2,253,129.50
                              Sub Total                                                                    46,898,729.11
                              Repossesions                                                                  2,292,785.53
                              Total Amount of Delinquencies and Repossesions                               49,191,514.64

                              % of End Period Balance
                              31 - 60 Days Delinquent                                                           1.3988 %
                              61 - 90 Days Delinquent                                                           0.1720 %
                              91 - 120 Days Delinquent                                                          0.0242 %
                              Over 120 Days Delinquent                                                          0.0805 %
                              Sub Total                                                                         1.6755 %
                              Repossesions                                                                      0.0819 %
                              Total % of Delinquencies and Repossesions                                         1.7574 %

                              Monthly Net Loss Rate:
                              Current Collection Period                                                         0.0089 %
                              Preceding Collection Period                                                       0.0013 %
                              Second Preceding Collection Period                                                0.0000 %
                              Three Month Average                                                               0.0051 %
                              Annualized Average Net Loss Rate                                                  0.0608 %




Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

